SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 13, 2001 (February 13, 2001)

                       Digital Courier Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                            0-20771                       87-0461856
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(State or Other                   (Commission                        (IRS
Employer                          File Number)                   Identification)
Jurisdiction of
Incorporation No.)

348 East 6400 South, Suite 220, Salt Lake City, Utah                    84107
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (801) 266-5390


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(Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events

The press release attached as Exhibit 99 was distributed on February 13, 2001.

Item 9.  Regulation FD Disclosure

The Company conducted a conference call for investors on February 13, 2001. A webcast of the call is available at our website at www.dcti.com. The webcast will remain available until February 27, 2001.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DIGITAL COURIER TECHNOLOGIES,  INC.

Dated: February 13, 2001             By:/s/ Becky Takeda
                                     -----------------------------------
                                            Becky Takeda
                                            Chief Executive Officer
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